Exhibit 99.1

COMSTOCK COMPLETES GENMAT TRANSACTION

Strategic Investment in Artificial Intelligence for Materials Discovery in Energy Applications

VIRGINIA CITY, NEVADA, November 13, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced the acquisition of 100% of the equity of GenMat Licensing LLC (“AICo”) in exchange for 100% of the Company’s equity in Quantum Generative Materials LLC (“GenMat”). AICo holds a non-exclusive end user right and license (“EULA”) to use GenMat’s now and hereafter existing artificial intelligence (“AI”) for materials science technologies, services and products, as well as all current satellite imaging and other data, analytics, and artificial intelligence and other models relating to Comstock’s mining properties in Nevada. AICo also holds a credit against the amounts payable under the EULA equal to 100% of the Company’s cumulative historical investments in GenMat.

“Our interest in artificial intelligence reflects the critical need to develop and use artificial intelligence for materials science and mineral discovery, especially for breakthrough energy applications in our current and future addressable markets,” said Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “Artificial intelligence is even more critical today, as rapidly evolving AI platforms have begun to accelerate the pace of global innovation and redefine industries and competitive requirements. We look forward to further developing and integrating these solutions into our businesses.”

GenMat is expected to continue developing its commercial materials science discovery platform (“ZENOMDP”) and its proprietary artificial general physics intelligence technologies (“AGPI”). In the meantime, the capabilities of commercially available AI technologies are accelerating at increasing rates, including the creation of generative, physics-based AI technologies such as GenMat’s ZenoMDP, that are new and demonstrate high potential for harnessing known science and enhancing the innovation, commercialization, and scaling of new technologies in exponentially shorter cycle times.

Important and promising use cases for developing, commercially available physics-based AI technologies include materials science applications with new arrangements of atoms, molecules, and physical systems, as well as enhancing industrial chemical processes. Each application offers tremendous potential for Comstock’s existing lines of business, such as by accelerating new catalysts, decreasing carbon intensities, decreasing development costs, decreasing capital costs and increasing throughput and profitability.

Kevin Kreisler, Comstock’s chief technology officer, added, “Incorporating the bleeding edge of emerging physics-based AI technologies into our focused and purposeful innovation efforts will dramatically enhance our capacity to rapidly develop and scale solutions for producing, distributing, storing, and using energy more effectively, expediently and efficiently, thereby accelerating the rate that we commercialize our solutions, enabling systemic decarbonization and generate exceptional shareholder value.”

Mr. Kreisler leads Comstock’s ongoing technology development and commercialization efforts, including as part of Comstock’s growing innovation capabilities, projects, and partner networks.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization and the clean energy transition by efficiently converting under-utilized natural resources, primarily, woody biomass into low-carbon renewable fuels, end-of-life metal extraction and renewal, and generative AI-enabled advanced materials synthesis and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Comstock Inc., Tracy Saville

Tel (775) 847-7573

questions@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.